                                                                   EXHIBIT 10.23


NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
(A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES,
(B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                                                       WARRANT TO PURCHASE
No. 3                                                  COMMON STOCK OF
ISSUED:  May 8, 1998                                   ND HOLDINGS, INC.



                                ND HOLDINGS, INC.

                          COMMON STOCK PURCHASE WARRANT

     THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof, James Q. and Marion M. Johnson, or such person to whom this Warrant is transferred pursuant to Section 7 hereof (the "Holder"), is entitled to exercise this Warrant to purchase the number of fully paid and nonassessable shares (the "Warrant Stock") of the Common Stock of ND Holdings, Inc., an Oregon corporation (the "Company"), obtained by dividing (i) the aggregate amount of the Original Issue Price (as defined in the Restated Articles of Incorporation of the Company) for each share of the Company's Series A Non-Voting Redeemable Preferred Stock issued to the Holder by (ii) (a) if this Warrant is exercised immediately prior to an Initial Public Offering (as defined in Section 1.4 hereof), the Initial Public Offering price per share of the Common Stock, or (b) in all other cases, the price per share of stock in the Company's or G.I. Joe's, Inc.'s ("G.I. Joe's") most recent Private Equity Financing. A "Private Equity Financing" shall mean a financing of a minimum of $500,000 with a party not affiliated with the Company or G.I. Joe's which has been negotiated on an arms-length basis. The exercise price for each share of Common Stock purchasable pursuant to this Warrant shall be $.01 per share (the "Exercise Price"). Such number of shares and the Exercise Price are subject to adjustment as provided herein.

     This Warrant is subject to the following additional terms and conditions:

1. Method of Exercise

     1.1 Exercise of Warrant

     Subject to the provisions of Section 1.4, the Holder of this Warrant may exercise this Warrant in whole, or in part, at any time after the earliest of
(i) notice from the Company to the Holder of an Initial Public Offering, (ii) November 1, 1999 or (iii) notice from the Company to the Holder of a sale of substantially all the assets of the Company or G.I. Joe's, or a merger of the Company or G.I. Joe's with an unaffiliated third party (the "Initial Exercise Date"), and prior to the Expiration Date. THIS WARRANT SHALL EXPIRE AT 5:00 P.M., PORTLAND, OREGON TIME, ON THE FIFTH (5TH) ANNIVERSARY OF THE DATE ISSUED ABOVE (the "Expiration Date").

     1.2 Procedure for Exercise

     (a) Subject to Section 1.4, the Holder may exercise this Warrant, in whole or in part, at any time after the Initial Exercise Date, and from time to time, at or prior to the Expiration Date, by surrendering it to the Company, together with either (i) a duly executed and completed subscription in substantially the form of the Subscription Notice attached hereto as Exhibit A, and a check payable to the Company in the amount equal to the aggregate Exercise Price for the shares of Warrant Stock being purchased, or (ii) a duly executed and completed Conversion Notice in the form attached hereto as Exhibit B; provided, that in the event that this Warrant is exercised immediately prior to the closing of an Initial Public Offering, the Holder shall deliver the Conversion Notice rather than the Subscription Notice. If this Warrant is held jointly, any one Holder may exercise the Warrant. Upon exercise through a conversion with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), without payment by the Holder of the Exercise Price, the Holder shall be entitled to receive that number of shares of the Common Stock of the Company equal to the quotient obtained by dividing the Net Value of the Converted Warrant Shares by the Fair Market Value of a single share of Common Stock. If the above calculation results in a number less than one (1), then no shares of the Common Stock of the Company shall be issuable or issued pursuant to a conversion.

     "Net Value" means the aggregate Fair Market Value of the Converted Warrant Shares minus the aggregate Warrant Exercise Price for the Converted Warrant Shares. "Fair Market Value" of the Common Stock shall mean, if this Warrant is being exercised prior to the closing of an Initial Public Offering, the Initial Public Offering price per share of the Common Stock. If this Warrant is not being exercised prior to the closing of an Initial Public Offering, the Fair Market Value of the Common Stock shall be deemed to be the higher of (i) the shareholders' equity thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     (b) Surrendered Warrants shall be canceled by or on behalf of the Company. In the event of a partial exercise, the Company will forthwith issue and deliver to the Holder a new Warrant of like tenor for the number of Warrant Shares represented by the Warrant after giving effect to the partial exercise as set forth above.

     1.3 Common Stock Issued Upon Exercise of Warrant

     As soon as practicable after this Warrant has been so exercised, and in any event within 20 days thereafter, the Company shall issue and deliver, in the name of the Holder, a certificate or certificates for the number of shares of Warrant Stock to which such Holder is entitled. All Warrant Stock shall be duly authorized, validly issued, fully paid and nonassessable. The Company shall pay all documentary stamp taxes attributable to the initial issuance of the Warrant Stock. Irrespective of the date of issue of certificates for the Warrant Stock, the Holder shall be deemed to have become the holder of record of the Warrant Stock represented thereby on the date on which the Warrant is exercised and payment of the Exercise Price is received by the Company as provided in Section 1.2.

     1.4 Public Offering

     Notwithstanding anything herein to the contrary, this Warrant shall terminate automatically on the closing of an Initial Public Offering (as defined below). For purposes of this Section 1.4, an "Initial Public Offering" shall mean a public offering of the Company's Common Stock or the Common Stock of G.I. Joe's through underwriters upon effectiveness of a registration statement filed with the Securities and Exchange Commission in which the aggregate offering proceeds to the Company or G.I. Joe's (after deduction of underwriter's commissions and expenses) are not less than $12,000,000. At least 20 days prior to the closing of an Initial Public Offering, the Company will give notice of the offering to the Holder of this Warrant. The Holder may exercise this Warrant at any time prior to the closing of the Initial Public Offering.

     Notwithstanding anything to the contrary herein, in the event that there is an Initial Public Offering of the Common Stock of G.I. Joe's prior to a merger of the

Company with G.I. Joe's, this Warrant shall be exercisable for the number of fully paid and nonassessable shares of Common Stock of G.I. Joe's which will give the Holder the same percentage of the fully diluted Common Stock of G.I. Joe's as the Holder would have had in the Company if this Warrant had been exercised for the Company's Common Stock. In such event, all references herein to Warrant Stock shall mean such number of shares of Common Stock of G.I. Joe's. For example, if this Warrant were exercisable for 10 shares of Common Stock and the amount of the Company's Common Stock on a fully-diluted basis (including options and warrants) is 100 shares, then in the event of an Initial Public Offering of G.I. Joe's Common Stock (prior to a merger between the Company and G.I. Joe's), this Warrant would be exercisable for 10 percent of the Common Stock of G.I. Joe's on a fully-diluted basis (including options and warrants) immediately prior to the Initial Public Offering.

2. Reservation of Warrant Stock

     The Company covenants and agrees that it will at all times reserve and cause G.I. Joe's to reserve such number of shares of authorized but unissued Common Stock as necessary to permit the exercise of all of the Warrant Stock.

3. Reorganization

     Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of the Company, including, but not limited to, a merger with G.I. Joe's (collectively, a "Reorganization"), as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of capital stock in the Company, as part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Warrant Stock, the number of shares of securities of the successor corporation resulting from such Reorganization, to which a holder of the Warrant Stock deliverable upon exercise of the right to purchase securities hereunder would have been entitled in such Reorganization if the right to purchase such securities had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of the Holder's rights to purchase securities pursuant to this Warrant.

4. Adjustments for Stock Splits, Etc.

     If the Company shall issue any shares of the same class as the Warrant Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock purchasable hereunder shall be to the nearest whole share.

5. Notice of Adjustments

     Whenever the Exercise Price or the number of securities purchasable under the terms of this Warrant at that Exercise Price shall be adjusted pursuant to the terms of this Warrant, the Company shall promptly notify the Holder in writing of such adjustment, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares of Warrant Stock or other securities purchasable at that Exercise Price after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the registered Holder.

     In the event of:

          (a) The taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class of any other securities or property, or to receive any other right,

          (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the company, or

          (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company, the Company will mail to the Holder, at its last address at least ten (10) days prior to the earlier date specified therein as described below, a notice specifying:

               (1) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

               (2) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

6. Fractional Shares

     No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the Fair Market Value (as defined in Section 1.2 hereof) of the fractional shares on the date of exercise.

7. Restrictions on Transfer

     Neither this Warrant nor the Warrant Stock may be transferred unless (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities or blue sky laws, (b) the Company has received a legal opinion reasonably satisfactory to the Company to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws or (c) the Company otherwise satisfies itself that such transfer is exempt from registration.

8. Legend

     A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Warrant Stock, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

9. Holder as Owner

     The Company may deem and treat the holder of record of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

10. No Shareholder Rights

     This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock until and to the extent that this Warrant shall be exercised.

11. Securities Act Compliance

     Unless the transfer of the Warrant Stock shall have been registered under the Securities Act, as a condition of the delivery of certificates for the Warrant Stock, the Company may require the Holder to deliver to the Company, in writing, representations regarding the Holder's status as an "accredited investor" as such term is defined in the Securities Act or the regulations thereunder.

12. Construction

     The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Oregon. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

13. Exchange of Warrant

     This Warrant is exchangeable upon the surrender hereof by the Holder at the office of the Company for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

14. Lost Warrant Certificate

     Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

15. Waivers and Amendments

     This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16. Notices

     All notices or other communications required or permitted hereunder shall be in writing and shall be delivered by personal delivery, reputable overnight courier service, telecopier or mailed by United States mail, first-class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

     If to the Holder:

                   To the address last furnished
                   in writing to the Company by
                   the Holder

     If to the Company:

                   ND HOLDINGS, INC.
                   9805 Boeckman Road
                   Wilsonville, OR  97070

         Each of the foregoing parties shall be entitled to specify a different address by giving five days' advance written notice as aforesaid to the other parties.

17. Investment Intent

     By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                     ND HOLDINGS, INC.


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                    EXHIBIT A

                   (FORM OF SUBSCRIPTION NOTICE TO BE EXECUTED
                            UPON EXERCISE OF WARRANT)

                               SUBSCRIPTION NOTICE


     The undersigned, the registered holder of Warrant ____ (the "Warrant"), issued by ND HOLDINGS, INC. hereby (1) irrevocably subscribes for _____ shares of Common Stock which the undersigned is entitled to purchase under the terms and conditions of the Warrant, (2) makes payment of $__________ in full in cash therefor as called for by the Warrant and (3) directs that the certificates for such shares of Common Stock issuable upon exercise of the Warrant be issued in the name of and delivered to the undersigned at the address stated below.

     The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                        ________________________________________
                                        (Name)   [Please Print]

                                        ________________________________________
                                        (Address)
                                        ________________________________________



SIGNATURE:  _______________________

Dated:  _______________

                                    EXHIBIT B

                    (FORM OF CONVERSION NOTICE TO BE EXECUTED
                            UPON EXERCISE OF WARRANT)

                                CONVERSION NOTICE


     The undersigned, the registered holder of Warrant _____ (the "Warrant"), issued by ND HOLDINGS, INC. (the "Company"), hereby (1) irrevocably elects to convert the Warrant into such number of shares of Common Stock of the Company as is determined pursuant to Section 1.2(a) of the Warrant, which conversion shall be effected pursuant to the terms and conditions of the Warrant and (2) directs that the certificates for such shares of Common Stock issuable upon exercise of the Warrant be issued in the name of and delivered to the undersigned at the address set forth below. If this Conversion Notice is being delivered prior to the closing of an Initial Public Offering (as defined in the Warrant), the exercise of the Warrant shall be conditioned upon the closing of the Initial Public Offering, and the election to convert the Warrant shall be deemed automatically revoked if the closing of the Initial Public Offering does not occur within 60 days of this election.

     The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                        ________________________________________
                                        (Name) [Please print]

                                        ________________________________________
                                        (Address)
                                        ________________________________________


SIGNATURE:  _______________________

Dated:  _______________

                                   ASSIGNMENT



     For value received __________________________ hereby sells, assigns and transfers unto __________________________ the within Warrants, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer said Warrants on the books of the within-named Company, with full power of substitution in the premises.

     Dated: _____________________



                                        ________________________________________

                                  EXHIBIT 10.23

                   SCHEDULE OF COMMON STOCK PURCHASE WARRANTS

Warrant No.   Warrantholder
-----------   -------------
     4        Gary J. and Christine C. Rood
     5        Clifford V. Aaron
     6        Double Ten Enterprises Limited Partnership
     7        Gloria D. Settlemier
     9        Thomas M. Van Domelen
    10        Alan A. Jochim
    11        Douglas R. McEnry
    12        Daniel & Debra McEnry
    13        Rudy and Patti Fascell
    14        Gordon Harris
    15        Wayne M. Hamersly
    16        Peregrine Capital, Inc.
    17        Jacob Kryszek
    18        William Greeley
    20        Ron Wysaske
    21        Pat Sheaffer
    22        TT&L Sheet Metal, Inc. Profit Sharing Plan
    23        David Westcott
    24        Wendell Manning
    25        John Savelkoul
    26        FISERV as Custodian for the Richard Huebner IRA
    27        William Lockwood
    28        Art Johnstone and Terri Johnstone Living Trust
    29        Thomas McChesney
    30        Summit Capital LLC
    31        Tiburon Fund LP
    32        Summit Fund LP
    33        Stephen A. Smith
    34        Vista Capital LLC
    35        Washington Pacific Inc. Retirement Account
    36        Lexington Financial LLC
    37        Bison Investors Trust
    38        Deanne Eakin

 Warrant No.  Warrantholder
------------  -------------
    39        Dave Nelson and Associates
    40        Mildred M. Pratt
    41        Herbert L. Newmark
    42        Merle Manning
    43        Richard Schwartz and Marcy S. Schwartz as Tenants in Common
    44        Steve Tubbs
    45        Cap Hedges & Associates, Inc. Pension & Profit Sharing
              Plan & Trust U/A DTD 1/1/76
    46        Scott Weber
    47        Barclay M. Armitage
    48        William Todd Armitage
    49        George L. Johnson
    50        Ron and Heather Killough
    51        Greg Bennett and Dwight L. Cummins, Joint Tenants in Common
    52        David L. Ditchen
    53        Brian Scott Ditchen
    54        Lawrence M. Neher and Mary Lou Neher
    55        Dolores E. Chenoweth
    56        Alan A. Jochim
    57        Mark L. Holifer
    58        Deanne Woodring
    59        Craig A. Nichols
    60        Donovan W. Bollig & Mariann E. Bollig  Revocable Trust
              U/A DTD 10/31/95
    61        Eakin Living Trust
    62        PAMB INVESTMENTS
    63        Donald A. Dole
    64        Thomas A. Wiita and Kathryn C. Wiita, JTWROS
    65        Patrick Terrell
    66        Robert G. Turner